EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of deCODE genetics, Inc. (the “Registrant”) for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned , Kari Stefansson, Chairman, President and Chief Executive Officer of the Registrant, and Lance Thibault, Chief Financial Officer and Treasurer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Kari Stefansson
Kari Stefansson
Chairman, President and Chief Executive Officer
Dated: March 14, 2007
/s/ Lance Thibault
Lance Thibault
Chief Financial Officer and Treasurer
Dated: March 14, 2007